BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Transition Application

FORM 43
BUSINESS CORPORATIONS ACT
Section 437

FILING DETAILS:	*Transition Application for:* **TCH MINERALS INC.**
Filed Date and Time:	**May 13, 2004 03:26 PM Pacific Time**
Transition Date and Time:	**Transitioned on May 13, 2004 03:26 PM Pacific Time**

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	**Name of Company:**
BC0686829	TCH MINERALS INC.

NOTICE OF ARTICLES

Name of Company:

TCH MINERALS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LIPSETT, ROBERT

Mailing Address:
1102 5455 BALSAM STREET
VANCOUVER BC V6M4B3

Delivery Address:
1102 5455 BALSAM STREET
VANCOUVER BC V6M4B3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	COMMON SHARES	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 13, 2004 03:26 PM Pacific Time

Incorporation Number: **BC0686829**

Recognition Date: Incorporated on February 6, 2004

NOTICE OF ARTICLES

Name of Company:

TCH MINERALS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LIPSETT, ROBERT

Mailing Address:
1102 5455 BALSAM STREET
VANCOUVER BC V6M4B3

Delivery Address:
1102 5455 BALSAM STREET
VANCOUVER BC V6M4B3

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	COMMON SHARES	Without Par Value Without Special Rights or Restrictions attached